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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2005



                The National Collegiate Student Loan Trust 2004-2
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                333-118894-01                 81-0656951
  -----------------            -------------             -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)



   800 Boylston Street,
        34th Floor,
        Boston, Ma                                            02199-8157
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code   (800) 895-4283
                                                     --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01         Other Events.
                  ------------

                  Attached hereto is a copy of the monthly distribution report to the noteholders and certificateholders which was derived from the monthly information submitted by the servicer of the student loans owned by the trust to the indenture trustee and grantor trustee.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------
         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

Exhibit Number          Description
--------------          -----------
     99.1               Monthly Distribution Report to the Noteholders and
                        Certificateholders distributed on June 27, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         THE NATIONAL COLLEGIATE STUDENT
                                         LOAN TRUST 2004-2

                                         By: FIRST MARBLEHEAD DATA
                                             SERVICES, INC., Administrator

                                             By: /s/ Rosalyn Bonaventure
                                                ----------------------------
                                                 Name: Rosalyn Bonaventure
                                                 Title: VP and Treasurer, FMDS

Dated: June 27, 2005

                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
     99.1               Monthly Distribution Report to the Noteholders and
                        Certificateholders distributed on June 27, 2005.